Exhibit 10.5


                            STOCK PURCHASE AGREEMENT


     THIS AGREEMENT ("Agreement") is made as of October 8, 2003, by and between Hampshire Group, Limited, a corporation organized under the laws of the State of Delaware ("Seller"), and each individual listed on Annex A to this Agreement (each a "Buyer" and together, "Buyers").

                                    RECITALS

     WHEREAS, Seller owns all of the issued and outstanding shares of capital stock (the "HIL Shares") of Hampshire Investments, Limited (the "HIL");

     WHEREAS, HIL primarily holds real estate property and other investments;

     WHEREAS, Seller has determined to dispose of HIL because of its desire to divest itself of the real estate properties and business conducted by HIL;

     WHEREAS, Seller was represented in the negotiation of such divestiture by a special committee of its Board of Directors composed entirely of independent directors;

     WHEREAS, the Board of Directors of the Seller desires for Seller to sell the HIL Shares to Buyers, and Buyers desire to purchase the HIL Shares from Seller, on the terms and subject to the conditions set forth herein; and

     WHEREAS, Buyers are the respective owners of the shares of issued and outstanding common stock, par value $0.10 per share, of Seller (the "Seller Common Stock") listed after their names on Annex A hereto, representing an aggregate of 450,000 shares, which shares shall be transferred to Seller in exchange for the HIL Shares.

     NOW, THEREFORE, in consideration of the mutual promises and covenants herein, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

                                    AGREEMENT

1.   DEFINITIONS

     For purposes of this Agreement, the following terms have the meanings specified or referred to in this Section 1:

     "Buyer" shall have the meaning given to such term in the first paragraph of this Agreement.

     "Buyers" shall have the meaning given to such term in the first paragraph of this Agreement.
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     "Closing" shall have the meaning given to such term in Section 2.2.

     "Closing Date" shall have the meaning given to such term in Section 2.2.

     "HIL Shares" has the meaning given to such term in the Recitals of this Agreement.

     "Lien"  means  any  mortgage,   deed  of  trust,   pledge,   hypothecation,
assignment,   encumbrance,   lien,   security  interest,   charge,   preference,
participation interest, priority or security agreement.

     "Person" means any individual, corporation (including any non-profit corporation), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, labor union or other entity.

     "Securities Act" means the Securities Act of 1933, as amended, or any successor law, and regulations and rules issued pursuant to the Securities Act or any successor law.

     "Seller" has the meaning given to such term in the first paragraph of this Agreement.

2.   PURCHASE AND SALE OF HIL SHARES; CLOSING

     2.1. PURCHASE AND SALE OF HIL SHARES. On the terms and subject to the conditions hereof, (a) Seller hereby sells, assigns, transfers and conveys the HIL Shares, free and clear of any Liens, to Buyers in the respective amounts listed after their names on Annex A hereto, and Buyers hereby purchase and accept the HIL Shares from Seller; and (b) each Buyer hereby sells, assigns, transfers and conveys the respective number of shares of Seller Common Stock listed after such Buyer's name on Annex A hereto.

     2.2. CLOSING. The purchase and sale (the "Closing") provided for in this Agreement will take place at the offices of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, at such time (the "Closing Date") as:

     (a) Seller delivers to Buyers certificates representing the HIL Shares, duly endorsed (or accompanied by duly executed stock powers), for transfer to Buyers, or otherwise in Buyers' names; and

     (b) Each Buyer delivers to Seller the number of shares of Seller Common Stock listed after such Buyer's name on Annex A hereto, by delivery of certificates representing such shares, duly endorsed (or accompanied by duly executed stock powers), for transfer to Seller, or otherwise causes such shares to be transferred to Seller.

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3.   REPRESENTATIONS AND WARRANTIES OF SELLER

     Seller represents and warrants to Buyers as follows:

     3.1. ORGANIZATION AND GOOD STANDING. Each of Seller and HIL is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Seller has full corporate power and authority to execute and deliver this Agreement and perform and consummate the transactions contemplated hereby.

     3.2. AUTHORITY. The execution and delivery of this Agreement by Seller and the performance of Seller's obligations hereunder have been duly authorized by all necessary action by Seller. This Agreement has been duly executed and delivered by Seller and constitutes a valid and binding obligation of Seller enforceable in accordance with its terms, except as may be limited by general principles of equity and subject to applicable bankruptcy, insolvency, moratorium or similar laws of general application related to or affecting creditors' rights.

     3.3. CAPITALIZATION. Immediately prior to the Closing, the authorized capital stock of HIL will consist of 1,000 shares of common stock, $0.01 par value per share, of which 1,000 shares are issued and outstanding. Upon consummation of the transactions contemplated hereby, Buyers will acquire good and valid title to all issued and outstanding shares of HIL.

     3.4. OWNERSHIP OF HIL SHARES. Seller beneficially owns the HIL Shares free and clear of all Liens.

     3.5. NO CONFLICTS. The execution and delivery of this Agreement by Seller and the performance of Seller's obligations hereunder will not (a) result in a violation of Seller's certificate of incorporation or bylaws, each as amended to date, (b) result in a violation of any law, judgment or order applicable to Seller, (c) conflict with, result in a breach of, or constitute a default, or give rise to any right of termination, acceleration or cancellation, under any material contract to which Seller is a party or (d) result in the creation or imposition of any Lien upon the HIL Shares. No consents, waivers or approvals of parties to any material contract to which Seller is a party are required in connection with the transactions contemplated hereby.

4.   REPRESENTATIONS AND WARRANTIES OF BUYERS

     Each Buyer represents and warrants to Seller as follows:

     4.1. AUTHORITY. The execution and delivery of this Agreement by Buyer and the performance of Buyer's obligations hereunder have been duly authorized by all necessary action by Buyer. This Agreement has been duly executed and delivered by Buyer and constitutes a valid and binding obligation of Buyer enforceable in accordance with its terms, except as may be limited by general principles of equity and subject to applicable bankruptcy, insolvency, moratorium or similar laws of general application related to or affecting creditors' rights.

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     4.2. SECURITIES ACT REPRESENTATIONS. Buyer understands that the issuance to
Buyer of the HIL Shares as contemplated hereby is intended to be exempt from registration under the Securities Act. Buyer is not intending to, and will not offer or distribute the HIL Shares acquired hereunder or any interest therein except in compliance with the Securities Act. Buyer has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of its investment in the HIL Shares and Buyer is capable of bearing the economic risks of such investment, including a complete loss thereof. Buyer has been given the opportunity to ask questions of and receive answers from Seller concerning Seller, HIL and the HIL Shares. Buyer has been furnished with all information it deems necessary or desirable to evaluate the merits and risks of the acquisition of the HIL Shares and Seller has made available to Buyer or its agents all documents and information relating to an investment in the HIL Shares requested by or on behalf of Buyer. In evaluating the suitability of an investment in the HIL Shares, Buyer has not relied upon any representations (other than the representations and warranties of Seller contained herein) or other information (other than as contemplated by the preceding sentences), whether oral or written, made by or on behalf of Seller. Buyer is an "accredited investor" as such term is defined in Regulation D under the Securities Act.

     4.3. NO CONFLICTS. The execution and delivery of this Agreement by Buyer and the performance of Buyer's obligations hereunder will not (a) result in a violation of such Buyer's organizational documents (if such Buyer is a corporation, limited liability company, partnership or other entity), (b) result in a violation of any law, judgment or order applicable to Buyer, (c) conflict with, result in a breach of, or constitute a default, or give rise to any right of termination, acceleration or cancellation, under any material contract to which Buyer is a party or (d) result in the creation or imposition of any Lien upon the shares of Seller Common Stock to be delivered by Buyer to Seller pursuant to this Agreement. No consents, waivers or approvals of parties to any material contract to which Buyer is a party are required in connection with the transactions contemplated hereby.

     4.4 BUYERS' OWNERSHIP OF SELLER COMMON STOCK. Each Buyer beneficially owns the number of shares of Seller Common Stock listed after his name on Annex A hereto, free and clear of all Liens

5.   GENERAL PROVISIONS

     5.1. TAX INDEMNIFICATION. Seller shall indemnify HIL, its subsidiaries, and each Buyer, and hold them harmless from and against without duplication, any loss, claim, liability, expense, or other damage attributable to (i) all income taxes (or the non-payment thereof) of HIL and its subsidiaries for all taxable periods ending on or before the Closing Date and the portion through the end of the Closing Date for any taxable period that includes (but does not end on) the Closing Date and (ii) all income taxes of any member of an affiliated, consolidated, combined or unitary group of which HIL or any of its subsidiaries (or any predecessor of any of the foregoing) is or was a member on or prior to the Closing Date, including pursuant to Treasury Regulation ss.1.1502-6 or any analogous or similar state, local, or foreign law or regulation.

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     5.2. BUYER ACKNOWLEDGEMENT. Each Buyer hereby acknowledges that Seller makes no express or implied representations or warranties whatsoever (x) with respect to the business, financial condition, results of operations or prospects (including probable success or profitability after the Closing) of HIL and its subsidiaries or (y) the assets, whether real, personal or mixed, owned directly or indirectly by HIL, which are being indirectly transferred to it on an "AS IS, WHERE IS" basis, i.e., without representations or warranties regarding value, condition of use, merchantability or fitness for a particular purpose or (z) the liabilities of HIL which relate directly or indirectly to such HIL assets. Each Buyer hereby further acknowledges he or she is relying on his or her own familiarity with HIL and its direct and indirect assets and liabilities in making his or her decision to purchase the HIL Shares and no Buyer will have any recourse against Seller after the Closing, by way of indemnification rights or claims for damages or otherwise for any matter whatsoever relating to HIL or its direct or indirect assets or liabilities (other than a breach of the representation made by Seller in Section 3.4 hereof and as set forth in Section 5.1).

     5.3. EXPENSES. Except as otherwise expressly provided in this Agreement, each party to this Agreement will bear its respective expenses incurred in connection with the preparation, execution and performance of this Agreement and the transactions contemplated thereby, including all fees and expenses of agents, representatives, counsel, and accountants.

     5.4. PUBLIC ANNOUNCEMENTS. Any public announcement or similar publicity with respect to this Agreement or the transactions contemplated hereby will be issued at such time and in such manner as Seller determines. Unless consented to by Seller in advance or required by applicable law, prior to Seller's public announcement of the Closing, each Buyer shall, and shall cause each of its affiliates to, keep this Agreement strictly confidential and may not make any disclosure of this Agreement to any Person.

     5.5. NOTICES. All notices, consents, waivers, and other communications under this Agreement must be in writing and will be deemed to have been duly given when (a) delivered by hand (with written confirmation of receipt), (b) sent by fax (with written confirmation of receipt), provided that a copy is mailed by registered mail, return receipt requested, or (c) when received by the addressee, if sent by a nationally recognized overnight delivery service, in each case to the appropriate addresses and fax numbers set forth below (or to such other addresses and fax numbers as a party may designate by notice to the other parties):

Seller:                  Hampshire Group, Limited
                         Special Committee of the Board of Directors
                         605 Park Avenue
                         Apartment 9D
                         New York, New York 10021
                         Attention:  Irwin Winter
                         Facsimile: (212) 734-4045

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
with a copy to:          Kronish Lieb Weiner & Hellman LLP
                         1114 Avenue of the Americas
                         New York, N.Y. 10036
                         Attention:  Malcolm  I.  Ross,  Esq.  and  Scott  L.
                         Kaufman, Esq.
                         Facsimile No.: (212) 479-6275


Buyer:                   Ludwig Kuttner, President
                         627/712 Plank Road
                         Keene, Virginia 22946
                         Facsimile No.: (434) 293-5721


with a copy to:          Willkie Farr & Gallagher LLP
                         767 Seventh Avenue, 39th Floor
                         New York, New York 10019
                         Attention:  Steven J. Gartner, Esq.
                         Facsimile No.: (212) 728-8111

     5.6. GOVERNING LAW. This Agreement will be governed by the laws of the State of Delaware without regard to conflicts of laws principles.

     5.7. FURTHER ASSURANCES. The parties agree, to the extent commercially reasonable, (a) to furnish upon request to each other such further information,
(b) to execute and deliver to each other such other documents, and (c) to do such other acts and things, as may reasonably be requested for the purpose of carrying out the intent of this Agreement and the transactions contemplated hereby.

     5.8. WAIVER. The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay by any party in exercising any right, power, or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege.

     5.9. ENTIRE AGREEMENT AND MODIFICATION. This Agreement supersedes all prior agreements between the parties with respect to its subject matter and constitutes a complete and exclusive statement of the terms of this Agreement

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
between the parties with respect to its subject matter. This Agreement may not be amended except by a written agreement executed by the parties.

     5.10. ASSIGNMENTS, SUCCESSORS, AND NO THIRD-PARTY RIGHTS. Neither the Seller, on the one hand, nor any of the Buyers, on the other hand, may assign any of its rights under this Agreement without the prior consent of the other party. Subject to the preceding sentence, this Agreement will apply to, be binding in all respects upon, and inure to the benefit of the successors and permitted assigns of the parties. Nothing expressed or referred to in this Agreement will be construed to give any Person other than the parties to this Agreement any legal or equitable right, remedy, or claim under or with respect to this Agreement or any provision of this Agreement.

     5.11. SEVERABILITY. If any provision of this Agreement is held invalid or unenforceable through arbitration or otherwise, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

     5.12. SECTION HEADINGS, CONSTRUCTION. The headings of Sections in this Agreement are provided for convenience only and will not affect its construction or interpretation. All references to "Section" or "Sections" refer to the corresponding Section or Sections of this Agreement. All words used in this Agreement will be construed to be of such gender or number as the circumstances require. Unless otherwise expressly provided, the word "including" does not limit the preceding words or terms.

     5.13. ARBITRATION. Any dispute or controversy arising under, out of, in connection with, or in relation to this Agreement or any breach of this Agreement shall be determined and settled by arbitration in New York, New York, by a panel of three arbitrators in accordance with the Commercial Arbitration Rules of the American Arbitration Association then in effect. Any award rendered therein shall be final and binding upon the parties thereto, provided, however, that each of the parties shall bear its own legal fees and expenses.

     5.14. DEFENSE OF CLAIMS.

     (a) Seller shall indemnify, defend and hold harmless Buyers from and against any and all losses, damages, amounts paid in settlement, judgments and fees and expenses of counsel (including fees and expenses relating to defense of any Proceedings) resulting from or arising out of any claim, action, suit or proceeding ("Proceedings") threatened or commenced by any Person relating to the transactions contemplated hereby (other than Proceedings commenced by Seller against Buyers for a breach of this Agreement). If any Buyer receives notice of any matter which may give rise to a claim for indemnification hereunder, such Buyer shall notify Seller promptly thereafter; provided, however, that no delay on the part of Buyers in notifying Seller shall relieve Seller from any obligation hereunder unless, and then solely to the extent that, Seller is actually prejudiced thereby.

     (b) Once any Buyer has given notice of the matter to Seller, Seller shall assume the defense of such matter and defend against the matter in any manner it deems appropriate. Buyers may retain separate counsel at their sole cost and expense (except that Seller shall be responsible for the fees and expenses of one counsel for Buyers to the extent any Buyer is advised, in writing by its counsel, that the counsel Seller has selected has a conflict of interest).

     (c) Seller shall be relieved of its obligations under this Section 5.14 as to any Buyer if such Buyer shall consent to the entry of a judgment or enter into any settlement with respect to any matter which may give rise to a claim for indemnification without the written consent of Seller.

     (d) Notwithstanding anything to the contrary contained herein, the provisions of this Section 5.14 shall be subject to the limitations, if any, on indemnification set forth in Section 145 of the Delaware General Corporation Law ("the GCL") with respect to any Buyer who is or was a director, officer, employee or agent of Seller or any subsidiary of Seller (it being the intent of the parties hereto to provide indemnification to the Buyers to the maximum extent permitted by applicable law). Further, any such Buyer hereby agrees to grant to the Seller the undertaking contemplated by Section 145 (e) of the GCL as a condition to the receipt in advance of any expenses of any Proceeding if, in the opinion of counsel to Seller, such undertaking is required under applicable law in order to permit Seller to advance expenses hereunder.

     5.15. COUNTERPARTS. This Agreement may be executed via facsimile and in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.

                            [SIGNATURE PAGE FOLLOWS]





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

     IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first written above.

BUYERS:                                HAMPSHIRE GROUP, LIMITED:
------                                 ------------------------

                                       By: THE SPECIAL COMMITTEE OF THE
                                       BOARD OF DIRECTORS  CONSTITUTED PURSUANT
/s/ Ludwig Kuttner                     TO A RESOLUTION OF THE BOARD OF
-----------------------                DIRECTORS DATED JULY 7, 2003
Ludwig Kuttner

/s/ Peter W. Woodworth                 By: /s/ Irwin Winter
-----------------------                -----------------------------
Peter W. Woodworth                     Name: Irwin Winter
                                       Title: Chairman

/s/ Charles W. Clayton
-----------------------
Charles W. Clayton











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                                     ANNEX A

                                     Number of shares
                                     of Seller Common      Number of HIL Shares
       Name                          Stock being paid        being purchased
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Ludwig Kuttner
PO Box 359                                 360,000                800
Keene, VA  22946
Social Security No.: 226 31 5630

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Peter W. Woodworth
702 Main Street                             76,500                170
Winona, MN  55987
Social Security No.: 470 52 5623

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Charles W. Clayton
300 Compass Point                           13,500                 30
Anderson, SC  29625
Social Security No.: 249 58 4345

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